 UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 7, 2020

DOMO, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-38553	27-3687433
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)
772 East Utah Valley Drive
American Fork, UT 84003
(Address of principal executive offices)
Registrant’s telephone number, including area code: (801) 899-1000
Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class B Common Stock, $0.001 par value per share	DOMO	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Agreement.
On August 7, 2020, Domo, Inc., a Delaware corporation (“Domo”) entered into a Fourth Amendment to Loan and Security Agreement (the “Amendment”) which amends that certain Loan and Security Agreement, dated as of December 5, 2017, among Domo, Domo, Inc., a Utah corporation, the lenders that are party thereto from time to time (collectively, the “Lenders”), Obsidian Agency Services Inc., as collateral agent for the Lenders, and Wilmington Trust, National Association, as administrative agent for the Lenders (as amended, the “Loan Agreement”).
Among other things, the Amendment amends the Loan Agreement to (i) extend the maturity date for outstanding loans to April 1, 2025, (ii) add a minimum cash covenant until the satisfaction of certain conditions, (iii) revise the maximum debt ratio financial covenant and (iv) provide for the payment of certain additional fees under the Loan Agreement.

In connection with the Amendment, Domo issued to the Lenders warrants to purchase an aggregate of 100,000 shares of Class B common stock at an exercise price of $0.01 per share (such warrants, the “Warrants”). The exercise of the Warrants and resale of the underlying shares of Class B common stock may be registered under the Securities Act of 1933, as amended (the "Securities Act"), under certain circumstances, as set forth in the form of Warrant attached as Exhibit 4.1 hereto.

The foregoing descriptions of the Amendment and the Warrants are qualified in their entirety by references to the Amendment and the Warrants, copies of which are attached as Exhibit 10.1 and Exhibit 4.1 hereto and incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 above is incorporated by reference into this Item 2.03.
Item 3.02. Unregistered Sales of Equity Securities.

The information set forth in Item 1.01 above is incorporated by reference into this Item 3.02. The issuance of the Warrants was exempt from registration pursuant to Section 4(a)(2) of the Securities Act.

Item 9.01. Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description
10.1
Fourth Amendment to Loan and Security Agreement, dated as of August 7, 2020, by and among Domo, Inc., a Delaware corporation, Domo, Inc., a Utah corporation, the lenders that are party thereto from time to time (collectively, the “Lenders”), Obsidian Agency Services Inc., as collateral agent for the Lenders and Wilmington Trust, National Association, as administrative agent for the Lenders

4.1	Form of Warrant to Purchase Stock, dated as of August 7, 2020
99.1	Press Release of Domo, Inc., dated August 10, 2020

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DOMO, INC.
Date: August 10, 2020	By:	/s/ Bruce Felt
Bruce Felt
Chief Financial Officer